UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020 (April 1, 2020)

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 1, 2020, Sandy Spring Bancorp, Inc. (the “Company”) completed its previously announced merger with Revere Bank (“Revere”) in accordance with the Agreement and Plan of Merger, dated as of September 23, 2019 (the “Merger Agreement”), by and among the Company, Sandy Spring Bank and Revere, pursuant to which Revere merged with and into Sandy Spring Bank, with Sandy Spring Bank as the surviving institution (the “Merger”). On April 1, 2020, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on April 1, 2020 to include the information required by Item 9.01(a) and Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired

The audited financial statements of Revere as of December 31, 2019 and 2018, and for each of the three years ended December 31, 2019, as well as the accompanying notes thereto and the related independent auditors’ report, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)       Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2019, after giving effect to the Merger, are filed as Exhibit 99.2 and incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP

99.1	Audited Financial Statements of Revere Bank as of December 31, 2019 and 2018, and for each of the three years ended December 31, 2019

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Sandy Spring Bancorp, Inc. as of and for the year ended December 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: June 17, 2020	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary